EXHIBIT 10.19

                                    REVOLVING
                                 PROMISSORY NOTE

$350,000.00                                                   Orlando, Florida
                                                              As of July 6, 2000


         THIS PROMISSORY NOTE (the "Note") is a duly authorized Note of MEGAMEDIA NETWORKS, INC., a Delaware corporation (the "Company"), in the principal sum of THREE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($350,000.00). "Company" includes any successors or assigns of the Company.

         FOR VALUE RECEIVED, the Company promises to pay THE ORLANDO GROUP DOWNTOWN LLC, a Florida limited liability company, at 100 S. Orange Avenue, Suite 1000, Orlando, Florida 32801, or its assigns (the "Holder"), the principal sum of THREE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($350,000.00), or so much thereof as may be advanced and outstanding from time to time (the "Outstanding Principal Amount") upon demand by Holder, and to pay interest monthly on the Outstanding Principal Amount from time to time at the prime rate announced by AmSouth Bank less one-half of one percent (0.50%) on the 1st day of each month.

         Accrual of interest shall commence at that date which the Holder advances any monies to or on behalf of Company and will continue until the Company has repaid in full the Outstanding Principal Amount and accrued interest or this Note is converted in accordance with its terms. The Outstanding Principal Amount and accrued interest of this Note is payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, at the address above or as designated in writing by the Holder from time to time.

         This Note is subject to the following additional provisions:

         1. All payments on account of the Outstanding Principal Amount and interest of this Note and all other amounts payable under this Note (whether made by the Company or any other person) to or for the account of the Holder shall be made free and clear of and without reduction by reason of any present and future income, stamp, registration and other tax, levies, duties, cost, and charges whatsoever imposed, assessed, levied or collected by the United States or any political subdivision or taxing authority thereof or therein, together with interest thereon and penalties with respect thereto, if any, on or in respect of this Note (such taxes, levies, duties, costs and charges being herein collectively called "US Taxes").

         2. The Holder of this Note is entitled, at its option, at any time after the Company's common stock begins trading on a recognized trading system, to convert all or any lesser portion of the Outstanding Principal Amount and interest into shares of common stock of the Company (the "Common Stock") at the Conversion Price, as defined in Paragraph 3, below (the "Conversion Shares"). In the event of any stock split, dividend, combination or similar event occurring after a

Conversion Date and before the issuance of the respective stock certificates, the Conversion Price, as defined in Paragraph 3, below, will be subject to appropriate adjustment. The Holder may convert this Note into Common Stock by surrendering the Note to be converted to the Company, with the form of conversion notice attached to the Note as Exhibit "A", executed by the Holder of the Note. The Holder may elect to convert in whole or in part on multiple occasions until the Note is paid in full.

         3. The "Conversion Price" shall be that price determined by multiplying the average closing bid price of the Common Stock on the principal exchange or trading mechanism on which the Common Stock is traded for the three trading days before the Company receives a Notice of Conversion (substantially in the form of Exhibit "A") from the Holder by 80%. The Company will not issue fractional shares or scrip representing fractions of shares of Common Stock on conversion, but the number of shares of Common Stock issuable shall be rounded to the nearest whole share. The date on which a Notice of Conversion is given ("Conversion Date") shall be deemed to be the date on which the Holder notifies the Company of its intention to so convert by delivery, by facsimile transmission or otherwise, of a copy of the Notice of Conversion to the Company at 57 West Pine Street, Orlando, Florida, 32801, Attention: President. This Note (if and when fully converted), together with original executed copy of the Notice of Conversion, shall be delivered to the Company within three (3) business days following the date on which Notice of Conversion is sent as described above. Upon demand by Holder, any unconverted principal amount and accrued interest thereon shall be paid, at the option of the Holder, in either
(a) cash or (b) Common Stock valued at a price equal to the Conversion Price determined as if the Note was converted into Common Stock on the date of demand.

         4. Upon the Holder's delivery of a Notice of Conversion, properly completed and duly executed by the Holder, the Company shall issue and, within five (5) business days after delivery to the Company of the Notice of Conversion, deliver to or upon the order of the Holder one or more certificates (the "Certificates"), representing that number of shares of Common Stock into which the portion of the Note converted is convertible, and if submitted to the Company (but not fully converted), a Replacement Note in the principal amount equal to the Outstanding Principal Amount not converted.

         5. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal amount of the Note to be converted, plus the dollar amount of all interest that has accrued on that portion of the Note then being converted but which has not previously been paid, by the Conversion Price.

         6. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to the payment of the principal and interest of this Note at the time, place and rate, and in the coin or currency herein prescribed. This Note is a direct obligation of the Company.

         7. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing herein, regardless of and without notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         8. If the Company at any time or from time to time after the date of this Note makes a dividend or other distribution to holders of Common Stock payable in securities of the Company, then in each such event provision shall be made so that the Holder shall receive upon conversion of this Note, in addition to the number of Conversion Shares receivable, the amount of such other securities of the Company to which the Holder on the relevant record of payment date, as applicable, would have been entitled, plus any dividends or other distributions would have been received with respect to such securities had the Holder thereafter, during the period from the date of such event to and including the Conversion Date retained such securities, subject to all other adjustments called for during such period under this Note with respect to the rights of the Holder.

         9. If at any time or from time to time after the date of this Note, the Common Stock issuable upon the conversion of the Note is changed into the same or different numbers of shares of any class or classes of stock, whether by recapitalization or otherwise (other than subdivision or combination of shares of Common Stock or stock dividend or reorganization provided for elsewhere in this Note or a merger or consolidation, provided for in Paragraph 3), then in each such event the Holder shall have the right thereafter to convert the Note into the kind of security receivable in such recapitalization, reclassification or other change by holders of Common Stock, all subject to further adjustment as provided herein. In such event, the formulae set forth herein for conversion shall be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock issued in connection with the above described transaction.

         10. If at any time or from time to time after the date of this Note there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Note) then, as a part of such reorganization, provision shall be made so that the Holder shall thereafter to be entitled to receive upon conversion of this Note the number of shares of stock or other securities or property to which a holder of the number of Shares deliverable upon conversion would have been entitled on such capital reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Note with respect to the rights of the Holder after the reorganization to the end that the provisions of this Note shall be applicable after that event and be as nearly equivalent as may be practicable, including, by way of illustration and not limitation, by equitably adjusting the formulae set forth herein for conversion and redemption to reflect the market price of the securities or property issued in connection with the above described transaction.

         11. If one or more of the "Events of Default" as described in Paragraph 12 shall occur, the Company agrees to pay all costs and expenses, including reasonable attorney's fees, which may be incurred by the Holder in collecting any amount due under, or enforcing any terms of, this Note.

         12. (a)  "Events of Default" shall mean:

                        (1) The Company shall default in the timely payment of principal and interest on the Note; or

                        (2) Any of the representations or warranties made by the Company herein or in the Credit Agreement between the Company and Holder with respect to this Note, or in any certificate or financial or other document heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, shall be false or misleading any material respect at the time made; or

                        (3) The Company shall fail to perform or observe any other covenant, provision, condition, agreement or obligation of the Company under this Note, the Security Agreement, the Credit Agreement, or any other related documents, and such failure shall continue uncured for a period of thirty (30) days after notice from the Holder of such failure; or

                        (4) The Company shall (i) become insolvent, (ii) admit in writing its inability to pay its debts as they mature; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for or consent to the appointment of a trustee, liquidator or receiver for it or for a substantial part of its property or business; or

                        (5) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty
                              (30) days after such appointment; or

                        (6) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter; or

                        (7) Any money judgment, writ or warrant of attachment, lien or similar process in excess of Twenty Thousand Dollars ($20,000) in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unsatisfied, unvacated, unbounded or unstayed for a period of thirty (30) days (unless such order provided for delayed payment) or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

                        (8) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and if instituted against the Company, shall not be dismissed, stayed or bonded within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding.

                  (b) If an Event of Default occurs, then, or at any time thereafter, and in each and in every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default), the Holder may consider this
Note immediately due or payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately demand without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

         13. Notwithstanding anything to the contrary contained herein, each Notice of Conversion shall contain representations to the effect that (1) the Holder is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the 1933 Act, and (2) the Conversion Shares are being acquired for the Holder's own account and not as a nominee for any other party.

         14. The Company covenants that until it has paid all amounts due under this Note in full, by conversion or otherwise, unless the Holder or subsequent Holder waives compliance in writing, the Company shall:

                  (a) give prompt written notice to the Holder of any Event of Default or of any other matter which has resulted in, or could reasonably be expected to result in a materially adverse change in its financial condition or operations;

                  (b) give prompt notice to the Holder of any claim, action or proceeding which, in the event of any unfavorable outcome, would or could reasonably be expected to have a material adverse effect on the financial condition of the Company;

                  (c) at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Note into Common Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the outstanding principal balance of this Note into Common Stock.

                  (d) upon receipt by the Company of evidence from the Holder reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note,

                        (i) in the case of loss, theft or destruction, upon provision of indemnity reasonably satisfactory to it and/or its transfer agent, or

                        (ii) in the case of mutilation, upon surrender and cancellation of this Note then the Company at its expense will execute and deliver to the Holder a new Note, dated the date of the lost, stolen, destroyed or mutilated Note, and evidencing the outstanding and unpaid principal amount of the lost, stolen, destroyed or mutilated Note.

         15. The Holder, by acceptance hereof, acknowledges that this Note is being acquired for investment and that the Holder will not offer, sell or otherwise dispose of this Note or the Common Stock issuable upon conversion hereof except under circumstances which will not result in a violation of the 1933 Act or any applicable state securities laws.

         16. In the case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that its enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected impaired thereby.

         17. The Note and the Agreement between the Company and the Holder (including all Exhibits) constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Note nor any of its terms may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

         18. This Note shall be governed by and construed in accordance with the internal laws of the State of Florida.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by a duly authorized officer, as of the date first written above.

                                    MEGAMEDIA NETWORKS, INC.

                                    By:__________________________________
                                             David Gust, Chief Executive Officer

                                    EXHIBIT A

                              NOTICE OF CONVERSION

     (To Be Executed by the Registered Holder in Order to Convert the Note.)

         The undersigned hereby irrevocably elects to convert $_____________ of the Revolving Promissory Note due upon demand of Holder, and all interest accrued on that principal amount, into shares of Common Stock of MegaMedia Networks, Inc. or its successors (the "Company"), according to the terms and conditions set forth in such Note, as of the date written below. If securities are to be issued to a person other than the Undersigned, the Undersigned agrees to pay all applicable transfer taxes with respect thereto.

         The undersigned represents that it, as of this date, is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the 1933 Act.

         The undersigned also represents that the Conversion Shares are being acquired for the Holder's own account and not as a nominee for any other party.

         The undersigned represents and warrants that all offers and sales by the undersigned of the Conversion Shares shall be made pursuant to an exemption from registration under the 1933 Act.

Conversion Date:___________________

Applicable Conversion Price:____________________

Holder (Print True Legal Name & Address):__________________________

______________________________________________________________________


                                        ________________________________
                                        (Signature of Duly Authorized
                                         Representative of Holder)

Address of Holder:         ______________________________________

                           ______________________________________

                           ______________________________________


* This original Notice of Conversion must be received by the Company by the second business day following the Conversion Date.